UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05454

BNY Mellon New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2019

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon New Jersey Municipal Bond Fund, Inc.

ANNUAL REPORT December 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon New Jersey Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon New Jersey Municipal Bond Fund, Inc. (formerly, Dreyfus New Jersey Municipal Bond Fund, Inc.), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon New Jersey Municipal Bond Fund, Inc.’s (formerly, the Dreyfus New Jersey Municipal Bond Fund, Inc.) Class A shares produced a total return of 6.82%, Class C shares returned 6.04%, Class I shares returned 7.09%, Class Y shares returned 7.07% and Class Z shares returned 7.07%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New Jersey, produced a total return of 7.54% for the same period.2

Municipal bonds experienced healthy demand, limited supply, declining interest rates and improving fundamentals during the reporting period, resulting in strong performance. The fund underperformed the Index, in part due to the fund’s shorter duration and curve positioning.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and New Jersey state income taxes. The fund invests at least 80% of its net assets in investment-grade municipal bonds or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest up to 20% of its assets in municipal bonds rated below-investment-grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimizing the use of interest-rate forecasting. We select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Strong Demand and Manageable Supply Drove the Market

The municipal bond market benefited from strong demand and concerns about economic momentum, due in part to concerns about trade tensions. Demand was driven especially by investors in states with high income-tax rates. These investors began moving increasingly into municipal bonds in 2018 and 2019 as a way to shelter income from federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Investors continued to favor longer-term issues, causing the municipal bond yield curve to flatten during the period. The quest for yield also caused lower-quality issues to outperform higher-quality issues.

While retail demand drove the market, life insurance companies also increased their activity in the market, especially at the long end of the curve. Banks, on the other hand, continued to pull back, in part because the 2017 cut in the corporate tax rate made tax-exempt municipal bonds less attractive. Mixed economic data was also advantageous for the market, as it made the relative safety of municipal bonds more appealing. It also led the Federal Reserve to cut the federal funds rate by a quarter point three times during the reporting period.

Supply increased somewhat during the reporting period but may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. Without the advance refunding, some entities have taken advantage of low yields by issuing taxable debt instead of tax-exempt debt. The supply of new issues picked up toward the end of the reporting period.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds. Though New Jersey’s fundamentals are less healthy than many other states, strong tax revenues have enabled the state to increase its reserves.

In addition, the state has taken other steps to bolster its financial position, including continuing to ramp up contributions to its state pension fund. Political developments have been favorable as well. With one political party now in control of both the governorship and the state legislature, the cooperation necessary to bring about fiscal reforms is now more likely.

Shorter Duration Hurt Performance Amid Declining Interest Rates

The fund’s relative performance was hindered somewhat by its duration positioning. As rates declined, longer-duration bonds gained more than shorter-duration bonds, and the fund’s duration was shorter than that of the benchmark. The fund had an underweight position in 30-year maturities, which detracted from performance, though this was offset somewhat by an underweight position in five-year maturities. On a sector basis, the fund’s results were hampered most by exposure to higher-quality sectors, including water and sewer bonds. A lack of exposure to Puerto Rico bonds, which performed well, also detracted from performance.

On a more positive note, New Jersey bonds generally outperformed the Index, adding to the fund’s relative returns. In addition, the fund’s performance benefited from an overweight position in revenue bonds, where the best-performing sectors were tobacco settlement revenue bonds, hospitals and education. An overweight position in lower-quality bonds, specifically A rated and BBB rated issues, also enhanced the fund’s relative returns. The fund did not make use of derivatives during the reporting period.

Healthy Demand Expected to Continue

We expect that demand for municipal bonds will remain robust, given the growing number of economic and geopolitical risks. New Jersey municipal bonds will remain strong, driven in part by the state’s improving fundamentals. In addition, the state’s relatively high taxes will continue to make the tax-exempt income from municipal bonds attractive to investors affected by the cap on the federal deductibility of state and local taxes. We expect to increase the average duration of the fund, and we will remain watchful for opportunities to invest in higher-yielding bonds with sound fundamental and technical characteristics.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. which may be terminated after May 1, 2020. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon New Jersey Municipal Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C and Class I shares of BNY Mellon New Jersey Municipal Bond Fund, Inc. on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New Jersey municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. Performance for Class Z shares will vary from the performance of Class A, Class C, and Class I shown above due to differences in charges and expenses. The Index is not limited to investments in New Jersey municipal obligations. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon New Jersey Municipal Bond Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon New Jersey Municipal Bond Fund, Inc. on 12/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. Performance for Class Z shares will vary from the performance of Class Y shares shown above due to differences in charges and expenses. The Index is not limited to investments in New Jersey municipal obligations. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	11/6/87	2.02%	2.46%	3.45%
without sales charge	11/6/87	6.82%	3.41%	3.93%
Class C shares
with applicable redemption charge †	1/7/03	5.04%	2.62%	3.15%
without redemption	1/7/03	6.04%	2.62%	3.15%
Class I shares	12/15/08	7.09%	3.65%	4.15%
Class Y shares	7/1/13	7.07%	3.73%	4.12%††
Class Z shares	6/7/07	7.07%	3.61%	4.10%
Bloomberg Barclays U.S. Municipal Bond Index		7.54%	3.53%	4.34%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New Jersey Municipal Bond Fund, Inc. from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.33	$8.13	$3.06	$3.06	$3.31
Ending value (after expenses)	$1,019.60	$1,015.00	$1,021.00	$1,020.90	$1,020.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.33	$8.13	$3.06	$3.06	$3.31
Ending value (after expenses)	$1,020.92	$1,017.14	$1,022.18	$1,022.18	$1,021.93

†  Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I, .60% for Class Y and .65% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9%
New Jersey - 83.6%
Bayonne, GO, Refunding (Insured; Build America Mutual)	5.00	7/1/2039	1,000,000		1,159,260
East Orange Board of Education, COP (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2026	745,000	[a]	664,138
East Orange Board of Education, COP (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2028	2,345,000	[a]	1,975,170
East Orange Board of Education, COP (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2021	685,000	[a]	674,129
Essex County Improvement Authority, Revenue Bonds	5.25	7/1/2045	2,500,000	[b]	2,543,875
Garden State Preservation Trust, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.75	11/1/2028	10,000,000		12,524,100
Hudson County Improvement Authority, Revenue Bonds	5.00	5/1/2046	2,500,000		2,899,350
Hudson County Improvement Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A1	0.00	12/15/2034	3,000,000	[a]	2,055,660
Hudson County Improvement Authority, Revenue Bonds, Refunding (Insured; County Gtd)	4.00	1/1/2036	1,250,000		1,423,238
Hudson County Improvement Authority, Revenue Bonds, Refunding (Insured; County Gtd)	4.00	1/1/2037	2,000,000		2,270,620
Irvington Township, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/15/2032	2,000,000		2,276,440
Jersey City, GO, Refunding, Ser. A	5.00	11/1/2033	400,000		486,012
Middletown Township Board of Education, GO, Refunding (Insured; School Bond Reserve Fund)	5.00	8/1/2025	1,000,000		1,021,800
Middletown Township Board of Education, GO, Refunding (Insured; School Bond Reserve Fund)	5.00	8/1/2026	2,935,000		2,998,660
Monroe Township Board of Education, GO, Refunding (Insured; School Bond Reserve Fund)	5.00	3/1/2034	1,250,000		1,452,487

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Brunswick Parking Authority, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	5.00	9/1/2035	2,000,000		2,387,100
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[b]	1,186,737
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[b]	773,060
New Jersey Economic Development Authority, Revenue Bonds (Charter Foundation Academy Charter School Project) Ser. A	5.00	7/1/2050	1,000,000		1,125,550
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.25	9/15/2029	8,050,000		8,764,840
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/2020	3,350,000	[a]	3,320,788
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/2021	2,620,000	[a]	2,547,347
New Jersey Economic Development Authority, Revenue Bonds (Provident Group-Kean Properties) Ser. A	5.00	7/1/2037	650,000		726,596
New Jersey Economic Development Authority, Revenue Bonds (Provident Group-Kean Properties) Ser. A	5.00	7/1/2047	1,000,000		1,098,630
New Jersey Economic Development Authority, Revenue Bonds (Provident Group-Rowan Properties) Ser. A	5.00	1/1/2035	1,000,000		1,089,410
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	3,500,000		3,951,325
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2028	3,625,000		3,865,555
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	3,000,000		3,226,740

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Company) Ser. A	2.20	12/3/2029	3,000,000		2,989,170
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Cranes Mill Project)	5.00	1/1/2049	2,000,000		2,252,820
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.)	0.00	1/1/2020	6,500,000	[a]	6,500,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.)	0.00	1/1/2022	6,000,000	[a]	5,800,620
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2027	10,000,000		12,355,900
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey - American Water Company Project) Ser. C	5.10	6/1/2023	3,000,000		3,040,140
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey - American Water Company) Ser. B	5.60	11/1/2034	6,600,000		6,678,936
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company Project)	3.00	8/1/2043	3,500,000		3,394,300
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company Project)	3.50	4/1/2042	2,000,000		2,059,920
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey Natural Gas Company)	2.45	4/1/2026	2,250,000		2,323,710
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container)	5.00	10/1/2047	7,500,000		8,532,450
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Provident Group-Montclair) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/2042	1,000,000		1,163,670

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,000,000	1,151,720
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GG	5.75	9/1/2023	385,000	403,846
New Jersey Economic Development Authority, Revenue Bonds, Ser. A	6.25	7/1/2024	385,000	386,247
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (New Jersey Institute of Technology) Ser. H	5.00	7/1/2031	2,000,000	2,033,160
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Princeton University) Ser. B	5.00	7/1/2034	1,000,000	1,241,720
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Ramapo College of New Jersey) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2034	2,000,000	2,408,140
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Ramapo College) Ser. B	5.00	7/1/2042	3,000,000	3,226,170
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,600,000	1,882,832
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The College of New Jersey) Ser. F	4.00	7/1/2035	1,750,000	1,951,285
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) (Insured; Build America Mutual) Ser. E	5.00	7/1/2030	2,025,000	2,410,985
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2030	2,255,000	2,620,693
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2022	2,165,000	2,353,636

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (The William Paterson University) Ser. C	5.00	7/1/2029	2,130,000		2,484,283
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2042	3,500,000		4,133,080
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Valley Health System Obligated Group)	4.00	7/1/2035	1,000,000		1,148,270
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Valley Health System Obligated Group)	5.00	7/1/2034	2,000,000		2,495,200
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Virtua Health) (LOC; JPMorgan Chase Bank NA) Ser. B	1.30	7/1/2043	4,000,000	[c]	4,000,000
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Virtua Health) (LOC; JPMorgan Chase Bank NA) Ser. C	1.35	7/1/2043	3,275,000	[c]	3,275,000
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2039	2,000,000		2,342,180
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corp.)	4.00	7/1/2041	7,500,000		8,277,525
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corp.) Ser. A	5.00	7/1/2027	350,000		351,141
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Hackensack Meridian Health Obligated Group) Ser. A	5.00	7/1/2039	1,500,000		1,789,635
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Inspira Health Obligated Group) Ser. A	4.00	7/1/2041	3,250,000		3,558,522
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Inspira Health Obligated Group) Ser. A	5.00	7/1/2046	3,000,000		3,460,860

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	7/1/2023	2,280,000	[a]	2,173,775
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Meridian Health System Obligated Group)	5.00	7/1/2026	1,000,000		1,090,480
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Meridian Health System Obligated Group)	5.00	7/1/2023	2,500,000		2,735,250
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. A	5.00	7/1/2043	3,500,000		4,120,025
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. B3	5.00	7/1/2026	6,000,000		7,314,180
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph's Healthcare System Obligated Group)	5.00	7/1/2041	1,000,000		1,134,130
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph's Healthcare System Obligated Group)	5.00	7/1/2036	2,790,000		3,204,761
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (University Hospital) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2046	2,000,000		2,248,780
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. 1A	5.00	12/1/2026	985,000		985,788
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. 1A	5.00	12/1/2025	390,000		390,320
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. C	3.63	12/1/2049	2,750,000		2,814,900

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 1A	5.00	12/1/2027	1,000,000		1,196,670
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. A	3.35	12/1/2029	7,000,000		7,450,660
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. A	3.75	10/1/2035	1,545,000		1,656,920
New Jersey Institute of Technology, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2032	695,000		754,840
New Jersey Institute of Technology, Revenue Bonds, Ser. A	5.00	7/1/2031	3,385,000		3,951,954
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	5,000,000		5,573,050
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	2,800,000		3,206,448
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	3,500,000		4,102,210
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; American Municipal Bond Assurance Corp.) Ser. C	0.00	12/15/2024	1,000,000	[a]	909,610
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; Build America Mutual) Ser. A	0.00	12/15/2028	12,000,000	[a]	9,686,520
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; Build America Mutual) Ser. A	0.00	12/15/2038	6,330,000	[a]	3,551,383
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.50	12/15/2023	7,000,000		8,032,640
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B	5.50	6/15/2031	2,500,000		2,637,150
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB1	5.00	6/15/2030	5,000,000		5,971,850
New Jersey Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	1/1/2027	3,000,000		3,793,560
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	1,000,000		1,210,810

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. E	5.00	1/1/2031	2,500,000		3,110,775
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. F	5.00	1/1/2026	2,000,000		2,224,020
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. G	5.00	1/1/2035	1,000,000		1,230,080
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	5.00	1/1/2034	2,000,000		2,298,280
New Jersey Turnpike Authority, Revenue Bonds, Ser. A1	5.00	1/1/2031	2,500,000		3,042,525
New Jersey Turnpike Authority, Revenue Bonds, Ser. A1	5.00	1/1/2035	1,500,000		1,809,090
New Jersey Turnpike Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	4,000,000		4,562,640
North Hudson Sewerage Authority, COP, Refunding, Ser. A	5.00	6/1/2022	9,735,000	[d]	10,626,045
North Hudson Sewerage Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	520,000	[d]	567,596
Rutgers University, Revenue Bonds, Refunding, Ser. J	5.00	5/1/2023	5,000,000	[d]	5,644,150
Rutgers University, Revenue Bonds, Refunding, Ser. M	5.00	5/1/2034	1,600,000		1,900,352
Salem County Pollution Control Financing Authority, Revenue Bonds, Refunding (Chambers Project) Ser. A	5.00	12/1/2023	915,000		982,390
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	2,830,000		3,234,916
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,500,000		1,731,450
South Jersey Port Corp., Revenue Bonds, Ser. P2	5.75	1/1/2023	4,000,000		4,020,280
South Jersey Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	4,250,000		4,659,615
The Atlantic County Improvement Authority, Revenue Bonds (Stockton University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2048	3,000,000		3,446,490
The Camden County Improvement Authority, Revenue Bonds (Cooper Health System Obligated Group)	5.75	2/15/2042	5,000,000		5,537,550
The Camden County Improvement Authority, Revenue Bonds (Insured; County Gtd) Ser. A	5.00	1/15/2031	3,000,000		3,575,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 83.6% (continued)
The Camden County Improvement Authority, Revenue Bonds (Insured; County Gtd) Ser. A	5.00	1/15/2032	2,695,000		3,205,056
The Camden County Improvement Authority, Revenue Bonds, Refunding (The Cooper Health System Obligated Group Project)	5.00	2/15/2034	1,000,000		1,108,940
The Gloucester County Improvement Authority, Revenue Bonds, Refunding (Rowan University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/1/2030	1,000,000		1,205,120
The Gloucester County Pollution Control Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2024	925,000		1,003,588
The Monmouth County Improvement Authority, Revenue Bonds, Refunding (Insured; County Gtd)	5.00	2/15/2031	625,000		772,525
The Rahway Valley Sewerage Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	9/1/2030	7,550,000	[a]	5,871,861
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	8,480,000		8,657,995
				364,893,626
New York - 12.5%
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal LLC Project)	5.00	12/1/2020	700,000		722,988
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 167th	5.00	9/15/2024	2,400,000		2,505,744
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 167th	5.50	9/15/2026	7,600,000		7,975,592
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 186th	5.00	10/15/2021	1,555,000		1,658,641
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 186th	5.00	10/15/2044	9,730,000		10,997,819
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	10/1/2035	4,295,000		5,093,183

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 12.5% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 197th	5.00	11/15/2033	7,000,000	8,357,020
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 172nd	5.00	10/1/2033	5,000,000	5,367,000
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 178th	5.00	12/1/2024	2,000,000	2,276,180
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184th	5.00	9/1/2032	3,000,000	3,471,510
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 185th	5.00	9/1/2031	2,270,000	2,604,008
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	3,000,000	3,572,910
				54,602,595
Pennsylvania - 2.0%
Delaware River Joint Toll Bridge Commission, Revenue Bonds	5.00	7/1/2037	2,500,000	3,034,675
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	750,000	962,670
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2032	1,000,000	1,276,290
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2028	1,000,000	1,281,350
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Ser. A	5.00	7/1/2031	600,000	770,136
Delaware River Port Authority, Revenue Bonds, Ser. A	5.00	1/1/2038	1,200,000	1,490,532
				8,815,653

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
U.S. Related - .8%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	3,000,000	3,403,860
Total Investments (cost $404,974,549)			98.9%	431,715,734
Cash and Receivables (Net)			1.1%	4,853,027
Net Assets			100.0%	436,568,761

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $4,503,672 or 1.03% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	26.4
General	20.1
Medical	17.9
Education	8.7
Development	4.8
Water	4.3
Prerefunded	3.9
Tobacco Settlement	3.3
Student Loan	2.6
Housing	1.7
Pollution	1.7
School District	1.2
General Obligation	.9
Facilities	.5
Nursing Homes	.5
Single Family Housing	.4
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	404,974,549	431,715,734
Cash		377,028
Interest receivable		4,902,221
Receivable for shares of Common Stock subscribed		22,914
Prepaid expenses		42,812
		437,060,709
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		283,259
Payable for shares of Common Stock redeemed		131,343
Directors’ fees and expenses payable		3,153
Other accrued expenses		74,193
		491,948
Net Assets ($)		436,568,761
Composition of Net Assets ($):
Paid-in capital		408,838,412
Total distributable earnings (loss)		27,730,349
Net Assets ($)		436,568,761

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	327,410,208	3,618,866	15,641,635	132,653	89,765,399
Shares Outstanding	25,288,136	279,809	1,208,061	10,205	6,931,909
Net Asset Value Per Share ($)	12.95	12.93	12.95	13.00	12.95

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Interest Income	15,911,571
Expenses:
Management fee—Note 3(a)	2,609,207
Shareholder servicing costs—Note 3(c)	1,028,326
Professional fees	97,503
Registration fees	71,631
Directors’ fees and expenses—Note 3(d)	41,140
Distribution fees—Note 3(b)	30,647
Prospectus and shareholders’ reports	15,888
Loan commitment fees—Note 2	11,943
Chief Compliance Officer fees—Note 3(c)	11,793
Custodian fees—Note 3(c)	3,722
Miscellaneous	50,247
Total Expenses	3,972,047
Less—reduction in expenses due to undertaking—Note 3(a)	(449,670)
Net Expenses	3,522,377
Investment Income—Net	12,389,194
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,191,150
Net change in unrealized appreciation (depreciation) on investments	14,374,037
Net Realized and Unrealized Gain (Loss) on Investments	16,565,187
Net Increase in Net Assets Resulting from Operations	28,954,381

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	12,389,194	13,950,570
Net realized gain (loss) on investments	2,191,150	5,214,164
Net change in unrealized appreciation (depreciation) on investments	14,374,037	(14,453,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,954,381	4,711,168
Distributions ($):
Distributions to shareholders:
Class A	(10,767,702)	(14,169,822)
Class C	(104,115)	(186,553)
Class I	(498,083)	(649,692)
Class Y	(4,209)	(3,739)
Class Z	(3,237,425)	(4,441,097)
Total Distributions	(14,611,534)	(19,450,903)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,934,227	14,990,091
Class C	619,228	396,876
Class I	5,185,037	4,612,938
Class Y	20,000	90,000
Class Z	2,525,337	2,326,001
Distributions reinvested:
Class A	8,364,728	11,097,145
Class C	79,314	138,929
Class I	495,574	627,353
Class Y	4,173	3,693
Class Z	2,675,506	3,730,509
Cost of shares redeemed:
Class A	(26,480,324)	(35,786,651)
Class C	(1,719,763)	(2,153,896)
Class I	(3,039,098)	(9,431,576)
Class Z	(10,148,112)	(13,959,078)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(4,484,173)	(23,317,666)
Total Increase (Decrease) in Net Assets	9,858,674	(38,057,401)
Net Assets ($):
Beginning of Period	426,710,087	464,767,488
End of Period	436,568,761	426,710,087

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,319,632	1,182,371
Shares issued for distributions reinvested	649,739	878,494
Shares redeemed	(2,060,334)	(2,823,067)
Net Increase (Decrease) in Shares Outstanding	(90,963)	(762,202)
Class C
Shares sold	48,495	31,287
Shares issued for distributions reinvested	6,175	11,009
Shares redeemed	(133,970)	(170,393)
Net Increase (Decrease) in Shares Outstanding	(79,300)	(128,097)
Class I
Shares sold	401,874	363,523
Shares issued for distributions reinvested	38,464	49,627
Shares redeemed	(236,261)	(742,893)
Net Increase (Decrease) in Shares Outstanding	204,077	(329,743)
Class Y
Shares sold	1,526	7,058
Shares issued for distributions reinvested	323	292
Net Increase (Decrease) in Shares Outstanding	1,849	7,350
Class Za
Shares sold	196,102	183,321
Shares issued for distributions reinvested	207,814	295,168
Shares redeemed	(787,718)	(1,099,971)
Net Increase (Decrease) in Shares Outstanding	(383,802)	(621,482)

[a] During the period ended December 31, 2019, 4,435 Class A shares representing $57,620 were exchanged for 4,443 Class Z shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	12.95	12.64	13.03	13.04
Investment Operations:
Investment income—net[a]	.36	.39	.41	.43	.45
Net realized and unrealized gain (loss) on investments	.49	(.25)	.31	(.40)	(.02)
Total from Investment Operations	.85	.14	.72	.03	.43
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.40)	(.42)	(.44)
Dividends from net realized gain on investments	(.07)	(.17)	(.01)	-	-
Total Distributions	(.43)	(.56)	(.41)	(.42)	(.44)
Net asset value, end of period	12.95	12.53	12.95	12.64	13.03
Total Return (%)[b]	6.82	1.17	5.64	.17	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.80	3.09	3.20	3.27	3.45
Portfolio Turnover Rate	17.36	13.71	11.13	13.81	8.41
Net Assets, end of period ($ x 1,000)	327,410	317,888	338,412	346,829	364,755

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.51	12.93	12.62	13.02	13.03
Investment Operations:
Investment income—net[a]	.26	.30	.32	.33	.35
Net realized and unrealized gain (loss) on investments	.49	(.26)	.30	(.41)	(.02)
Total from Investment Operations	.75	.04	.62	(.08)	.33
Distributions:
Dividends from investment income—net	(.26)	(.29)	(.30)	(.32)	(.34)
Dividends from net realized gain on investments	(.07)	(.17)	(.01)	-	-
Total Distributions	(.33)	(.46)	(.31)	(.32)	(.34)
Net asset value, end of period	12.93	12.51	12.93	12.62	13.02
Total Return (%)[b]	6.04	.34	4.94	(.66)	2.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.75	1.73	1.72	1.71
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets	2.06	2.35	2.46	2.51	2.71
Portfolio Turnover Rate	17.36	13.71	11.13	13.81	8.41
Net Assets, end of period ($ x 1,000)	3,619	4,493	6,301	10,488	9,690

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	12.95	12.64	13.04	13.05
Investment Operations:
Investment income—net[a]	.39	.42	.45	.47	.48
Net realized and unrealized gain (loss) on investments	.49	(.25)	.30	(.42)	(.02)
Total from Investment Operations	.88	.17	.75	.05	.46
Distributions:
Dividends from investment income—net	(.39)	(.42)	(.43)	(.45)	(.47)
Dividends from net realized gain on investments	(.07)	(.17)	(.01)	-	-
Total Distributions	(.46)	(.59)	(.44)	(.45)	(.47)
Net asset value, end of period	12.95	12.53	12.95	12.64	13.04
Total Return (%)	7.09	1.36	5.99	.34	3.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.71	.71	.71
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	3.04	3.35	3.44	3.51	3.70
Portfolio Turnover Rate	17.36	13.71	11.13	13.81	8.41
Net Assets, end of period ($ x 1,000)	15,642	12,576	17,269	8,172	8,080

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Share	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.58	12.99	12.64	13.03	13.05
Investment Operations:
Investment income—net[a]	.39	.43	.44	.46	.48
Net realized and unrealized gain (loss) on investments	.49	(.25)	.35	(.40)	(.03)
Total from Investment Operations	.88	.18	.79	.06	.45
Distributions:
Dividends from investment income—net	(.39)	(.42)	(.43)	(.45)	(.47)
Dividends from net realized gain on investments	(.07)	(.17)	(.01)	-	-
Total Distributions	(.46)	(.59)	(.44)	(.45)	(.47)
Net asset value, end of period	13.00	12.58	12.99	12.64	13.03
Total Return (%)	7.07	1.50	6.32	.34	3.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.75	.67	.72	.71
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	3.04	3.30	3.52	3.53	3.71
Portfolio Turnover Rate	17.36	13.71	11.13	13.81	8.41
Net Assets, end of period ($ x 1,000)	133	105	13	236	306

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Z Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	12.95	12.64	13.03	13.05
Investment Operations:
Investment income—net[a]	.39	.42	.44	.46	.47
Net realized and unrealized gain (loss) on investments	.49	(.25)	.31	(.40)	(.03)
Total from Investment Operations	.88	.17	.75	.06	.44
Distributions:
Dividends from investment income—net	(.39)	(.42)	(.43)	(.45)	(.46)
Dividends from net realized gain on investments	(.07)	(.17)	(.01)	-	-
Total Distributions	(.46)	(.59)	(.44)	(.45)	(.46)
Net asset value, end of period	12.95	12.53	12.95	12.64	13.03
Total Return (%)	7.07	1.31	5.94	.36	3.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.76	.76	.76	.77
Ratio of net expenses to average net assets	.65	.65	.65	.65	.66
Ratio of net investment income to average net assets	3.04	3.31	3.40	3.47	3.64
Portfolio Turnover Rate	17.36	13.71	11.13	13.81	8.41
Net Assets, end of period ($ x 1,000)	89,765	91,648	102,772	105,396	113,663

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon New Jersey Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The fund’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Z shares increasing authorized Class Z shares from 25 million to 125 million.

Effective June 3, 2019, the fund changed its name from Dreyfus New Jersey Municipal Bond Fund, Inc. to BNY Mellon New Jersey Municipal Bond Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 775 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (125 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain

NOTES TO FINANCIAL STATEMENTS (continued)

transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Municipal Securities	−	431,715,734	−	431,715,734

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,057,324, undistributed ordinary income $459,530, undistributed capital gains $176,281 and unrealized appreciation $27,094,538.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: tax-exempt income $12,304,923 and $13,827,322, ordinary income $610,265 and $250,600 and long term capital gains $1,696,346 and $5,372,981, respectively.

During the period ended December 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased total distributable earnings (loss) by $2,729 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(d) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

NOTES TO FINANCIAL STATEMENTS (continued)

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019 the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets. On or after May 1, 2020, Dreyfus may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $449,670 during the period ended December 31, 2019.

During the period ended December 31, 2019, the Distributor retained $445 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2019, Class C shares were charged $30,647 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2019, Class A and Class C shares were charged $813,146 and $10,215, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2019, Class Z shares were charged $49,803 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $96,855 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $3,722 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended December 31, 2019, the fund was charged $6,417 pursuant to the

NOTES TO FINANCIAL STATEMENTS (continued)

agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $222,356, Distribution Plan fees of $2,379, Shareholder Services Plan fees of $73,272, custodian fees of $4,641, Chief Compliance Officer fees of $3,261 and transfer agency fees of $16,224, which are offset against an expense reimbursement currently in effect in the amount of $38,874.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $74,701,414 and $79,700,106, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $404,621,196; accordingly, accumulated net unrealized appreciation on investments was $27,094,538, consisting of $27,225,282 gross unrealized appreciation and $130,744 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon New Jersey Municipal Bond Fund, Inc. (formerly, Dreyfus New Jersey Municipal Bond Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon New Jersey Municipal Bond Fund, Inc. (the “Fund”) (formerly, Dreyfus New Jersey Municipal Bond Fund, Inc.), including the statement of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended December 31, 2019 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020. Also, the fund hereby reports $.0180 per share as a short-term capital gain distribution and $.0044 per share as a long-term capital gain distribution paid on March 18, 2019 and the fund also reports $.0461 per share as a long-term capital gain distribution paid on December 27, 2019.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member

Lynn Martin, Emeritus Board Member

Dr. Martin Peretz, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon New Jersey Municipal Bond Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRNJX Class C: DCNJX Class I: DNMIX Class Y: DNJYX Class Z: DZNJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0750AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,843 in 2018 and $36,970 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,658 in 2018 and $10,591 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,482 in 2018 and $3,032 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,273 in 2018 and $1,346 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New Jersey Municipal Bond Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)